FORM 8-K



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                  June 25, 1996
                         -------------------------------
                                 Date of Report
                        (Date of earliest event reported)



                        Metric Income Trust Series, Inc.
                        --------------------------------
                          (Exact name of registrant as
                            specified in its charter)




    0-18294                        California                      94-3087630
- - -------------                   ---------------                   --------------
(Registration                   (State or Other                   (IRS Employer
 File Number)                   Jurisdiction of                   Identification
                                 Incorporation)                       Number)






         One California Street, San Francisco, California    94111-5415
         --------------------------------------------------------------
             (Address of principal executive offices)        (Zip Code)


               Registrant's telephone number, including area code:

                                 (415) 678-2000

                    (800) 347-6707 Watts line for all states

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

(a) The Registrant was organized to acquire, hold for investment, manage, and ultimately sell income-producing real properties and investments in securities. In the normal course of its business, the registrant sold the Sam's Club located in Menomonee Falls, Wisconsin on June 25, 1996.

TERMS OF ORIGINAL ACQUISITION

On May 11, 1990 the Registrant acquired the Sam's Club in Menomonee Falls, Wisconsin for $4,865,000, including acquisition fees and other miscellaneous closing costs.


TERMS OF DISPOSITION AND FINANCING

The Registrant sold the Sam's Club (the "Property") on June 25, 1996. The net sales price was $4,910,000. After payment of estimated expenses of sale, the proceeds to the Registrant are approximately $4,709,000. Of that amount, $108,000 was deposited into an escrow account to secure payment for construction work to be completed by the tenant at the Property.


CARRYING AMOUNT AT DATE OF SALE

At the date of sale, the carrying amount of the land and improvements was approximately $4,135,000 for financial statement purposes. The carrying amount was approximately $4,250,000 for tax reporting purposes.

GAIN ON SALE

Under the accrual method of accounting, the estimated gain to be recognized in the second quarter of 1996 from the sale of the Sam's Club is approximately $574,000. Under the tax method of accounting, the estimated gain is approximately $459,000.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS

(a)      Financial statements
         Not applicable.

(b)      Pro Forma Financial Information
         Historical financial information and Pro Forma financial information relating to the sale of the Sam's Club are included in this Form 8-K.

(c)      Exhibits.
         Upon their receipt, Registrant will amend its Form 8-K to include the disposition documents for Sam's Club.

                                        METRIC INCOME TRUST SERIES, INC.
                                            a California Corporation

                                PRO FORMA CONSOLIDATED BALANCE SHEET (UNAUDITED)
                                                March 31, 1996

                                                                                         Pro Forma
                                                                                        Adjustments        Pro Forma
                                                                       Historical        (Note 1)           (Note 2)
                                                                     ------------      ------------      ------------
ASSETS

Cash and Cash Equivalents                                            $    929,000      $  4,601,000      $  5,530,000
Accounts and Interest Receivable                                          505,000                 0           505,000
Investment in Mortgage-Backed Securities - Net                          8,178,000                 0         8,178,000

Rental Properties                                                      30,889,000                 0        30,889,000
Accumulated Depreciation                                               (2,919,000)                0        (2,919,000)
                                                                     ------------      ------------      ------------

     Properties and Improvements - Net                                 27,970,000                 0        27,970,000

Real Estate Held for Sale                                               4,135,000        (4,135,000)                0
Prepaid and Other Assets                                                    5,000           108,000           113,000
                                                                     ------------      ------------      ------------

     Total Assets                                                    $ 41,722,000      $    574,000      $ 42,296,000
                                                                     ============      ============      ============

LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities

Dividends Payable                                                    $  1,264,000                 0      $  1,264,000
Payable to Sponsor and Affiliates                                          83,000                 0            83,000
Other Accounts Payable and Accrued Liabilities                            203,000                 0           203,000
                                                                     ------------      ------------      ------------

     Total Liabilities                                                  1,550,000                 0         1,550,000
                                                                     ------------      ------------      ------------

Shareholders' Equity

Common Stock - no par value, stated at $0.001, 12,250,000 shares
     authorized and 6,321,641 shares issued and outstanding                 6,000                 0             6,000
Additional Paid-in Capital                                             55,200,000                 0        55,200,000
Accumulated Dividends in Excess of Net Income                         (15,219,000)          574,000       (14,645,000)
Unrealized Holding Gain on Investment
     in Mortgage-Backed Securities - Net                                  185,000                 0           185,000
                                                                     ------------      ------------      ------------

     Total Shareholders' Equity                                        40,172,000           574,000        40,746,000
                                                                     ------------      ------------      ------------

     Total Liabilities and Shareholders' Equity                      $ 41,722,000      $    574,000      $ 42,296,000
                                                                     ============      ============      ============

                            METRIC INCOME TRUST SERIES, INC.
                                a California Corporation

               PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
                          For the Year Ended December 31, 1995

                                                                     Pro Forma
                                                                    Adjustments     Pro Forma
                                                     Historical      (Note 1)        (Note 2)
                                                     ----------     ----------      ----------
Revenues:

Lease income                                         $4,300,000     ($ 524,000)     $3,776,000
Interest on mortgage-backed securities                  702,000              0         702,000
Interest and other income                               138,000         86,000         224,000
Gain on sale of mortgage-backed securities - net         16,000              0          16,000
                                                     ----------     ----------      ----------

     Total Revenues                                   5,156,000       (438,000)      4,718,000
                                                     ----------     ----------      ----------

Expenses (including $454,000 paid or payable to advisor and affiliates in 1995):

Depreciation                                            652,000       (101,000)        551,000
General and administrative                              700,000              0         700,000
                                                     ----------     ----------      ----------

     Total Expenses                                   1,352,000       (101,000)      1,251,000
                                                     ----------     ----------      ----------

Income before Gain on Sale of Property                3,804,000       (337,000)      3,467,000

Gain on Sale of Property                                126,000              0         126,000
                                                     ----------     ----------      ----------

Net Income                                           $3,930,000     ($ 337,000)     $3,593,000
                                                     ==========     ==========      ==========

Net Income per Share

Income before gain on sale of property               $     0.60     ($    0.05)     $     0.55
Gain on sale of property                                   0.02              0            0.02
                                                     ----------     ----------      ----------

     Net Income per Share                            $     0.62     ($    0.05)     $     0.57
                                                     ==========     ==========      ==========

Dividends per Share                                  $     1.26     $     0.64      $     1.90
                                                     ==========     ==========      ==========

                           METRIC INCOME TRUST SERIES, INC.
                               a California Corporation

              PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
                       For the Three Months Ended March 31, 1996

                                                           Pro Forma
                                                          Adjustments      Pro Forma
                                           Historical      (Note 1)        (Note 2)
                                           ----------     ----------      ----------
Revenues:

Lease income                               $1,126,000     ($ 147,000)     $  979,000
Interest on mortgage-backed securities        168,000              0         168,000
Interest and other income                       7,000         58,000          65,000
                                           ----------     ----------      ----------

     Total Revenues                         1,301,000        (89,000)      1,212,000
                                           ----------     ----------      ----------

Expenses:

Depreciation                                  135,000              0         135,000
General and administrative                    174,000              0         174,000
                                           ----------     ----------      ----------

     Total Expenses                           309,000              0         309,000
                                           ----------     ----------      ----------

Net Income                                 $  992,000     ($  89,000)     $  903,000
                                           ==========     ==========      ==========

Net Income per Share                       $     0.16     ($    0.01)     $     0.15
                                           ==========     ==========      ==========

Dividends per Share                        $     0.20     $     0.70      $     0.90
                                           ==========     ==========      ==========

Basis of Presentation

Note 1.

  The Registrant sold the Sam's Club (the "Property") on June 25, 1996. Accounts related to the Property have been eliminated and interest income has been added assuming that the net proceeds from the sale were invested at 5% per annum until the net proceeds from the sale were distributed as presented by the pro forma adjustments. See Note 2 below.

Note 2.

  The unaudited consolidated statements present the pro forma balance sheet at March 31, 1996, had the Registrant sold the Property on March 31, 1996, and the pro forma statements of operations for the year ended December 31, 1995 and for the three months ended March 31, 1996, had the Registrant sold the Property at December 31, 1994 and December 31, 1995, respectively. The unaudited consolidated statements also present the historical figures previously reported in the appropriate Form 10-K and 10-Q reports.

  No provision for Federal and state income taxes has been made in the historical or pro forma consolidated financial statements because the Registrant qualifies as a REIT and had distributed amounts in excess of its taxable income for the respective periods.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            METRIC INCOME TRUST SERIES, INC.,
                                            a California Corporation


                                            By:      /s/ Margot M. Giusti
                                                     ------------------------
                                                     Margot M. Giusti
                                                     Chief Financial Officer


                                            Date:    July 9, 1996
                                                     ------------